Exhibit 10.2

PARTNERSHIP AND ADVERTISING AGREEMENT

This Agreement is made on this 30th day of October, 2024, by and between:

SUN (“SUN”), a Wyoming corporation, with its principal place of business at 10 Lily Pond Lane, East Hampton, New York 11937, and

MUY HOUSE (“MUY HOUSE”), a California corporation, with its principal business contacts at CEO@muy-house.com](mailto:CEO@muy-house.com, collectively referred to as “the Parties.”

Recitals

WHEREAS, SUN creates immersive virtual reality dance and theatrical experiences and offers a digital platform that showcases interactive, artistic content to a broad audience;

WHEREAS, MUY HOUSE organizes branded events and experiences with a focus on the health, wellness, sustainability, and travel industries, aiming to amplify brand visibility through engaging marketing strategies;

WHEREAS, the Parties desire to enter into an advertising partnership, enabling MUY HOUSE to promote its brand on SUN’s VR content library and streaming platform;

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth below, the Parties agree as follows:

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1. Scope of Agreement

SUN agrees to provide MUY HOUSE with a non-exclusive advertising space across SUN’s VR content library and digital streaming platform. MUY HOUSE’s branding, logos, and promotional content will be integrated within SUN’s platform to enhance visibility among SUN’s audience.

2. Advertising Fee

MUY HOUSE agrees by October 30, 2026 to pay SUN a lump sum of $50,000 as a fee for the advertising and brand promotion services provided over the 24-month period from the date of this Agreement.

3. Deliverables

SUN agrees to:

- Display MUY HOUSE branding and promotional materials across selected VR content and relevant platform pages.

- Highlight MUY HOUSE as a strategic advertising partner in SUN’s communications.

- Provide analytics reports on audience reach and engagement for MUY HOUSE’s advertised content on a quarterly basis.

MUY HOUSE agrees to:

- Provide SUN with approved branding materials, logos, and promotional content for integration.

- Grant SUN a license to use these materials solely for the purpose of fulfilling this Agreement.

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4. Intellectual Property Rights

- MUY HOUSE retains ownership of all branding and promotional materials provided.

- SUN retains ownership of its platform and VR content and grants no additional rights beyond the terms of this Agreement.

5. Payment Terms

- MUY HOUSE shall make a one-time payment of $50,000 to SUN within 720 days of the signing of this Agreement.

- This payment secures a 24-month advertising term, effective from the date of this Agreement’s execution.

6. Term and Termination

- This Agreement is effective from the date signed and shall continue for 24 months, at which point it may be renewed upon mutual agreement.

- Either Party may terminate this Agreement with 30 days’ written notice in the event of a material breach by the other Party, provided that the breach is not remedied within 30 days of receiving notice.

7. Confidentiality

Both Parties agree to keep the terms of this Agreement confidential, except as necessary for legal, financial reporting, or promotional purposes.

8. Miscellaneous

- Governing Law: This Agreement shall be governed by the laws of the State of Wyoming.

- Entire Agreement: This Agreement constitutes the entire understanding between the Parties and supersedes any prior discussions or agreements.

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates indicated below:

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SUN

By: /s/ SUN Date: October 30, 2024

Name: Michael Ssebugwawo

Title: CEO

MUY HOUSE

By: /s/ MUY HOUSE Date: October 30, 2024

Name: Nicole Muyingo

Title: Director & Founder

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Note Payable

$50,000.00

Date: October 30, 2024

For value received, MUY HOUSE, a California corporation with its principal contact for the commercial transactions at CEO@muy-house.com, (“Maker”), promises to pay to SUN, a Wyoming corporation, with its principal place of business at 10 Lily Pond Lane, East Hampton, New York 11937, or its assigns (“Holder”), the principal sum of Fifty Thousand Dollars ($50,000.00), payable as specified below.

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1. Principal and Payment Terms

1.1 Principal Amount: The principal sum of $50,000.00 represents payment for a 24-month advertising and promotional term provided by SUN to MUY HOUSE as per the Partnership and Advertising Agreement dated October 30, 2024.

1.2 Payment Due Date: The principal sum shall be paid in one lump sum by the date of October 30, 2026.

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2. Interest

No interest shall accrue on the principal sum of this Note, as this represents a fixed payment for services rendered.

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3. Default

3.1 Events of Default: Should the Maker fail to make the required payment on the due date, this Note shall be considered in default. In the event of default, the full unpaid amount shall be due immediately.

3.2 Remedies on Default: Upon default, the Holder may take legal action to collect the unpaid principal balance.

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4. Waivers

The Maker waives presentment for payment, demand, notice of dishonor, and any other notice or protest related to this Note.

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5. Governing Law

This Note shall be governed by and construed in accordance with the laws of the State of Wyoming.

6. Miscellaneous

6.1 Amendments: Any amendment or waiver of this Note shall be in writing and signed by both the Maker and the Holder.

6.2 Entire Agreement: This Note, together with the referenced Partnership and Advertising Agreement, constitutes the entire agreement between the Parties regarding the $50,000 payment.

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Signed and Dated on October 30, 2024

MUY HOUSE

By: /s/ Muy House

Name: Nicole Muyingo

Title: Director & Founder